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                                                                    EXHIBIT 10.1






                                   VOTING AGREEMENT


                                     BY AND AMONG

                      THE FIRST AMERICAN FINANCIAL CORPORATION,

                                   MARK A. SPEIZER

                                         AND

                                    BRUCE A. COLE

                            DATED AS OF NOVEMBER 17, 1998

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                                   VOTING AGREEMENT


          VOTING AGREEMENT, dated as of November 17, 1998 (this "AGREEMENT"), by and among The First American Financial Corporation, a California corporation ("FAFCO"), Mark A. Speizer ("SPEIZER") and Bruce A. Cole ("COLE"; each of Cole and Speizer, a "SHAREHOLDER," and collectively, the "SHAREHOLDERS").
Capitalized terms used, but not otherwise defined, herein shall have the meanings given them in the Merger Agreement (as defined below).

                                 W I T N E S S E T H:

          WHEREAS, concurrently with the execution and delivery of this Agreement FAFCO, Pea Soup Acquisition Corp., a Delaware corporation and wholly-owned Subsidiary of FAFCO ("FAFCOSUB"), and National Information Group, a California corporation (the "COMPANY"), have entered into that certain Agreement and Plan of Merger (the "MERGER AGREEMENT") pursuant to which, at the Effective Time, FAFCOSUB will merge with and into the Company, with the Company continuing as the surviving corporation (the "MERGER");

          WHEREAS, as a condition to, and in consideration for, FAFCO's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, FAFCO has required that the Shareholders enter into this Agreement;

          WHEREAS, each of the Shareholders, owns the number of Company Common Shares listed opposite his signature below (the "SHARES");

          NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

          31.  AGREEMENTS.

          (a) VOTING AGREEMENT. Each Shareholder shall, as to himself, with respect to any meeting of the holders of Company Common Shares (including, without limitation, the Company Shareholder Meeting), however such meeting is called and regardless of whether such meeting is a special or annual meeting of the shareholders of the Company (a "MEETING OF COMPANY SHAREHOLDERS"), or in connection with any written consent of the shareholders of the Company (a "WRITTEN CONSENT"), shall take such actions as are necessary (A) to vote or cause to be voted all of such Shareholder's Shares in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof (collectively, the "MERGER PROPOSAL") and (B) not to vote or cause or permit to be voted all of such Shareholder's Shares in favor of or against any Takeover Proposal or any other action or agreement that would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger Agreement, including the Merger, or result in a breach of any covenant, representation or warranty or any other obligation

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or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's or FAFCO's obligations under the Merger Agreement not being fulfilled.

          (b) NO INCONSISTENT ARRANGEMENTS. Each Shareholder hereby covenants and agrees, severally and not jointly and solely as to himself, that he shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of his Shares, or any interest therein if such transfer would result in the Shareholder no longer having the power to vote or cause to be voted his Shares on the Merger Proposal (pursuant to Section 1(a) hereof), (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer of any or all of his Shares, or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to his Shares, (iv) deposit his Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares, other than pursuant to this Agreement, or (v) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Notwithstanding the foregoing, the parties acknowledge and agree that (a) Mr. Speizer has pledged (i) 300,000 Shares to a stock brokerage firm as collateral for a loan by that stock brokerage firm to Mr. Speizer and (ii) 1,224,295 Shares to an escrow agent as security for payment of a note issued by Mr. Speizer in connection with the acquisition of certain of the Shares in 1996 and (b) Mr. Cole has pledged 3,000 shares to a stock brokerage firm as collateral for a loan by that stock brokerage firm to Mr. Cole. The Shares pledged by Mr. Speizer and Mr. Cole are collectively referred to as the Pledged Shares. Such pledges of the Pledged Shares include, without limitation, powers of sale of the Pledged Shares in the event of certain defaults. Notwithstanding anything to the contrary contained herein, the parties agree that Mr. Speizer and Mr. Cole may cause all or part of the Pledged Shares to be released from the existing pledges and pledged to another lender in connection with a refinancing of the existing loan arrangements; provided, however, that the terms of any pledge of the Pledged Shares in connection with any such refinancing do not contain more burdensome and restrictive provisions relating to default.

          (c) NO SOLICITATION. Each Shareholder hereby agrees, in his capacity as a shareholder of the Company, that the Shareholder shall not (and each Shareholder shall use reasonable efforts to cause his representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person (other than FAFCO, any of its affiliates or representatives) concerning any Takeover Proposal; PROVIDED, HOWEVER, that nothing contained in this Section 1(c) shall restrict any Shareholder from taking any action in his capacity as an officer and/or director of the Company which is permitted to be taken pursuant to Section 5.3 of the Merger Agreement.

          (d) REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its or his reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement; PROVIDED, HOWEVER, that nothing contained in this Section 1(d) shall restrict any Shareholder from taking any action in his


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or her capacity as an officer and/or director of the Company which is permitted to be taken pursuant to Section 5.3 of the Merger Agreement.

          32.  REPRESENTATIONS AND WARRANTIES.

          (a) Each Shareholder hereby represents and warrants, severally and not jointly and solely as to himself, to FAFCO as follows:

               (i) OWNERSHIP OF SECURITIES. On the date hereof, the Shareholder is the beneficial owner of the Shares as set forth opposite his signature hereto.

          Except for the rights granted pledgees and agents of pledgees of the Pledged Shares in connection with defaults under the loan agreements described in Section 1 (b) of this Agreement and the exercise of remedies in connection therewith, the Shareholder has the sole power to vote with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion, sole power (if any) to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. As of the date hereof, no default exists under the loan arrangements and pledge arrangements described in Section 1(b) of this Agreement, nor has any lender or pledgee or agent of any pledgee asserted any claim of default or attempted to exercise any remedies with respect to Pledged Shares.

               (ii) POWER; BINDING AGREEMENT. Each Shareholder has the power and authority to enter into and perform all of his obligations under this Agreement. The execution, delivery and performance of this Agreement by the Shareholder will not violate any agreement to which the Shareholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust.
     This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is a trustee whose consent is required for the execution and delivery of this Agreement or the compliance by the Shareholder with the terms hereof.

               (iii) NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is required for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to the Shareholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract,


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     commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of his properties or assets may be bound or (C) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to the Shareholder or any of his properties or assets.

          (b) FAFCO hereby represents and warrants to the Shareholders, and to each of them, as follows:

               (i) POWER; BINDING AGREEMENT. FAFCO has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by FAFCO will not violate any material agreement to which FAFCO is a party. This Agreement has been duly and validly executed and delivered by FAFCO and constitutes a valid and binding agreement of FAFCO, enforceable against FAFCO in accordance with its terms.

               (ii) NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is required for the execution of this Agreement by FAFCO and the consummation by FAFCO of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by FAFCO, the consummation by FAFCO of the transactions contemplated hereby or compliance by FAFCO with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to FAFCO, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any material note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which FAFCO is a party or by which FAFCO or any of its properties or assets may be bound or (C) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to FAFCO or any of its properties or assets.

          33. STOP TRANSFER. No Shareholder shall request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of his Shares, unless such transfer is made in compliance with this Agreement. In the event of any dividend or distribution, or any change in the capital structure of the Company by reason of any non-cash dividend, split-up, recapitalization, combination, exchange of securities or the like, the term "Shares" shall refer to and include each Shareholder's Shares as well as all such dividends and distributions of securities and any securities into which or for which any or all such Shares may be changed, exchanged or converted.

          34. RESTRICTION ON SALES OF SECURITIES. From the date that is 30 days prior to the Effective Time, until after such time as results covering at least 30 days of post-Merger combined operations of the Company and FAFCO have been published by FAFCO, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Forms 10-K, 10-Q or 8-K, or any other public filing or announcement which includes


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such combined results of operations, no Shareholder will sell, transfer or otherwise dispose of any of his Shares, any FAFCO Common Shares he receives in the Merger or any other FAFCO Common Shares or FAFCO preferred shares he holds.

          35. TERMINATION. This Agreement and the covenants, representations and warranties and agreements contained herein or granted pursuant hereto shall terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with Section 9 thereof or (ii) the consummation of the transactions contemplated by the Merger Agreement, provided that the provisions of Sections 4 and 5 hereof shall survive the consummation of such transactions in accordance with their terms (but shall not survive the termination of the Merger Agreement).

          36.  MISCELLANEOUS.

          (a) SPECIFIC PERFORMANCE. Each party hereto recognizes and agrees that if for any reason any of the provisions of this Agreement are not performed by any other party in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to non-breaching parties for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching party shall be entitled to seek an injunction restraining any violation or threatened violation of the provisions of this Agreement.

          (b) SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, with respect to any provision of this Agreement, if it is determined by a court of competent jurisdiction to be excessive as to duration or scope, it is the parties' intention that such provision nevertheless be enforced to the fullest extent which it may be enforced.

          (c) ATTORNEYS' FEES. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

          (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.


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          (f)  NOTICES.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile (which is confirmed), or by registered or certified mail (postage prepaid, return receipt requested):

if to Speizer, to:

          Mark A. Speizer
          In care of National Information Group
          395 Oyster Point Boulevard, Suite 500
          South San Francisco, CA 94404-1959
          Facsimile: 650-827-0521

if to Cole, to:

          Bruce A. Cole
          630 North Elm Drive
          Beverly Hills, CA 90210

          Facsimile: 310-858-8984

if to FAFCO, to:

          The First American Financial Corporation
          114 East Fifth Street
          Santa Ana, California  92701
          Attention: President
          Facsimile: 714-647-2242

with a copy to:

          White & Case LLP
          633 West Fifth Street, Suite 1900
          Los Angeles, California  90071
          Attention: Neil W. Rust
          Facsimile:  213-687-0758

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (g) DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (h) ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto.


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          (i)  AMENDMENT, MODIFICATION AND WAIVER.  This Agreement may not be
amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the party hereto against whom such amendment, modification or waiver is sought to be entered.

          (j) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.


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          IN WITNESS WHEREOF, FAFCO has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized and each of Speizer and Cole has signed this Agreement, all as of the day and year first above written.

                                        THE FIRST AMERICAN FINANCIAL
                                             CORPORATION


                                        By:    /s/  Parker S. Kennedy
                                           -----------------------------------



                                        Name:
                                              Parker S. Kennedy


                                        Title:     President

Shares:        1,542,909                       /s/   Mark A. Speizer
                                        --------------------------------------
                                        Mark A. Speizer

Shares:        3,000                           /s/  Bruce A. Cole
                                        --------------------------------------
                                        Bruce A. Cole

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